UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2011

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 15, 2011, NeoStem, Inc., a Delaware corporation (the “Company” or “NeoStem”), issued a press release relating to, among other things, the results of the Company’s second fiscal quarter ended June 30, 2011.  A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing, and as set forth in Item 8.01 herein.

Item 4.01.  Changes in Registrant’s Certifying Accountants.

As previously reported in NeoStem’s Current Report on Form 8-K dated June 23, 2011, as amended, on June 23, 2011, Deloitte & Touche LLP (“Deloitte”) informed NeoStem that it declined to stand for re-appointment as NeoStem’s independent registered public accounting firm for the fiscal year ending December 31, 2011, but that it would complete the interim period review of NeoStem’s financial statements for the quarterly period ended June 30, 2011.

Deloitte’s engagement as NeoStem’s independent registered public accounting firm did in fact end on August 12, 2011 with its completion of the interim period review of NeoStem’s financial statements for the quarterly period ended June 30, 2011.

Deloitte’s report on NeoStem’s financial statements for the fiscal year ended December 31, 2010 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  During NeoStem’s fiscal year ended December 31, 2010 and the subsequent interim periods through August 12, 2011, NeoStem had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its reports for such periods.  During the fiscal year ended December 31, 2010, and the subsequent interim periods through August 12, 2011, there were no “reportable events,” as defined in Item 304 (a)(1)(v) of Regulation S-K.  Deloitte did not serve as the Company’s independent registered public accounting firm prior to fiscal 2010.

The Audit Committee of NeoStem’s Board of Directors is continuing its process to select a new accounting firm to serve as NeoStem’s independent registered public accounting firm commencing with the interim period ending September 30, 2011.

In accordance with Item 4.01 of Form 8-K and Item 304 of Regulation S-K, the Company provided Deloitte with a copy of the foregoing disclosures contained in Item 4.01 of this Current Report on Form 8-K and requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01 and, if not, stating the respects in which it does not agree.  A copy of the letter furnished in response to that request (as required by Item 304(a)(3) of Regulation S-K) dated August 18, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 8.01.  Other Events.

On August 15, 2011, NeoStem issued a press release announcing that important progress has been made toward the commencement of a Phase 2 clinical trial of AMR-001, the lead product candidate of Amorcyte, Inc. (“Amorcyte”), for the treatment of acute myocardial infarction.  As previously reported, on July 13, 2011, the Company entered into an Agreement and Plan of Merger by and among the Company, AMO Acquisition Company I, Inc., AMO Acquisition Company II, LLC, and Amorcyte (the “Merger Agreement”) relating to the Company’s acquisition of Amorcyte.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the first four paragraphs thereof relating to AMR-001 are incorporated into this Item 8.01 by reference.

Effective August 17, 2011, the Company appointed Dr. Andrew L. Pecora, age 53, as the Company’s Chief Medical Officer.  Dr. Pecora will also continue to serve as Chief Medical Officer of the Company’s wholly-owned subsidiary, Progenitor Cell Therapy, LLC (“PCT”), a position he has held since the acquisition of PCT by the Company in January 2011.  Prior thereto, Dr. Pecora had served from 1999 to 2011 as Chairman, Chief Executive Officer and Chief Medical Officer of PCT and as a member of PCT’s Board of Managers, and continues to serve as the Chairman and Director of the Cancer Center at Hackensack University Medical Center since 2001, Managing Partner of the Northern New Jersey Cancer Associates since 1996 and a Professor of Medicine at the University of Medicine and Dentistry of New Jersey since 2004, as well as Chief Scientific Advisor to Amorcyte and as a scientific advisor for numerous state, national and international organizations and member of various prestigious professional organizations and boards.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently.  Forward-looking statements represent the Company’s management judgment regarding future events.  Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than the statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”).

Additional Information About the Merger and Where to Find It

This Current Report on Form 8-K, including Exhibit 99.1 hereto, may be deemed to be solicitation material in respect of the proposed merger (the “Merger”) between the Company and Amorcyte pursuant to the Merger Agreement.  The directors and officers of each of NeoStem and Amorcyte may be deemed to be participants in the solicitation of proxies from the holders of the common stock of NeoStem, par value $0.001 per share (the “Common Stock”) in respect of the proposed Merger.  Information about the directors and executive officers of NeoStem is set forth in Amendment No. 1 to NeoStem’s Annual Report on Form 10-K/A for the year ended December 31, 2010 filed with the SEC on May 2, 2011.  Investors may obtain additional information regarding NeoStem and its directors and officers, and Amorcyte and its Board of Directors and executive officers, in connection with the proposed Merger by reading the S-4 and the prospectus/joint proxy statement contained therein, when it becomes available.  The S-4 will contain a prospectus/joint proxy statement pertaining to (a) the annual meeting of stockholders of NeoStem at which NeoStem’s stockholders will be asked to approve the issuance of NeoStem securities in connection with the Merger and (b) the special meeting of stockholders of Amorcyte at which Amorcyte’s stock holders will be asked to approve the Merger Agreement and Merger.  At the appropriate time, NeoStem and Amorcyte will mail the joint proxy statement/prospectus to their stockholders. Investors and security holders are urged to read the joint proxy statement/prospectus when it becomes available because it will contain important information.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).  You may also obtain these documents, free of charge, from NeoStem’s website (www.neostem.com) under the tab “Investors” and then under the heading “SEC Filings.”

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

16.1	Letter, dated August 18, 2011, from Deloitte & Touche LLP to the Securities and Exchange Commission*

99.1	Press Release dated August 15, 2011**

___________
*	Filed with this Current Report on Form 8-K.
**	Exhibit 99.1 is furnished and a portion thereof is filed (as described in Item 8.01) with this Current Report on Form 8-K.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Dated:  August 18, 2011